UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): March 28, 2025

PORTSMOUTH SQUARE, INC.

(Exact name of registrant as specified in its charter)

California	0-4057	94-1674111
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1516 S. Bundy Drive, Suite 200, Los Angeles, CA	90025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 889-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
NONE	NONE	NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 28, 2025, Justice Operating Company, LLC (“Justice” or the “Borrower”), a wholly owned subsidiary of Portsmouth Square, Inc. (the “Company”), completed the refinancing of its principal asset, the Hilton San Francisco Financial District hotel (the “Property”). In connection with this refinancing, the Borrower entered into a Mortgage Loan Agreement (the “Mortgage Loan Agreement”) with PRIME Finance (the “Mortgage Lender”) in the principal amount of $67,000,000. The Mortgage Loan bears interest at a floating rate equal to the 30-day Secured Overnight Financing Rate (“SOFR”) plus 4.80%. To mitigate interest rate exposure, the Borrower purchased an interest rate cap effective on the closing date with a notional amount not less than the Mortgage Loan amount, limiting Term SOFR to a maximum of 4.50%. The Mortgage Loan is secured by the Property.

Additionally, Justice Mezzanine Company, a subsidiary of the Company (“Mezzanine Borrower”), executed a modification of its existing Mezzanine Loan Agreement (the “Mezzanine Loan Agreement,” and collectively with the Mortgage Loan Agreement, the “Loan Agreements”) with CRED REIT Holdco LLC (the “Mezzanine Lender,” and collectively with the Mortgage Lender, the “Lenders”). The Mezzanine Loan Agreement provides for a mezzanine loan in the principal amount of $36,300,000 at a fixed interest rate of 7.25% per annum.

Both Loan Agreements have an initial maturity of two years from the closing date, with the Borrower possessing three successive one-year extension options, subject to compliance with certain conditions set forth in the Loan Agreements.

The foregoing description of the Loan Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements, which the Company intends to file as exhibits to its next applicable periodic report under the Securities Exchange Act of 1934, as amended.

ITEM 9.01	EXHIBITS

104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PORTSMOUTH SQUARE, INC

Dated: March 28, 2025	By:	/s/ John V. Winfield
Chairman of the Board and Chief Executive Officer